UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022

BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Name of Each Exchange on Which Registered:	Trading Symbol
Common Stock, par value $0.01 per share	New York Stock Exchange	BR

Securities registered pursuant to Section 12(g) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Beginning with the first quarter of fiscal year 2023, Broadridge Financial Solutions, Inc. (the “Company”) will change reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, Closed sales and Backlog to reflect the impact of actual foreign exchange rates applicable to the individual periods presented (the “Change in Foreign Exchange”).  Total consolidated revenues and earnings before income taxes will not be impacted.  Certain updated financial information as of June 30, 2022 giving effect to the Change in Foreign Exchange is furnished as Exhibit 99.2 and is incorporated by reference herein.

The information furnished pursuant to Items 7.01 and 9.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

  A copy of updated historical financial data giving effect to the Change in Foreign Exchange for the fiscal years ended June 30, 2022, 2021 and 2020, as well as each of the four fiscal quarters of fiscal year ended June 30, 2022 is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Certain updated financial information for the fiscal years ending June 30, 2022, 2021 and 2020, as well as each of the four fiscal quarters of fiscal year ending June 30, 2022.

99.2	Additional updated financial information giving effect to the change in foreign exchange rates.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2022

BROADRIDGE FINANCIAL SOLUTIONS, INC.

	By:	/s/ Edmund L. Reese
Name: Edmund L. Reese
Title: Corporate Vice President and Chief Financial Officer